EXHIBIT 10.16

                               SECURITY AGREEMENT
                               ------------------

         SECURITY AGREEMENT, dated as of May 8, 2002, between Achievement Tec Holdings, Inc., a Delaware corporation (the "Company"), Achievement Tec, Inc. a Texas corporation ("Achievement"), Career Direction, Inc., a Texas corporation ("Career") (each of Achievement and Career is a "Subsidiary" and, the Subsidiaries together with the Company, are the "Debtors") and the secured parties signatory hereto and their respective endorsees, transferees and assigns (each a "Secured Party" and collectively, the "Secured Parties").


                              W I T N E S S E T H:
                              -------------------

         WHEREAS, pursuant to a Secured Convertible Debenture Purchase Agreement, dated the date hereof, between the Company and the Secured Parties
(the "Purchase Agreement"), the Company has agreed to issue to the Secured Parties and the Secured Parties have agreed to purchase from the Company certain of the Company's 10% Secured Convertible Debentures, due one year from the date of issue (the "Debentures"), which are convertible into shares of the Company's Common Stock, $.001 par value (the "Common Stock"); and

         WHEREAS, in order to induce the Secured Parties to purchase the Debentures, the Debtors have agreed to execute and deliver to the Secured Parties this Agreement for the benefit of the Secured Parties and to grant to them a security interest (which is pari passu with the security interest granted by the Company to AJW Partners, LLC and New Millennium Capital Partners II, LLC (the "Initial Secured Parties") pursuant to a Security Agreement and an Intellectual Property Security Agreement, both dated June 29, 2001 ("Initial Security Agreements" and subordinate only to a federal tax lien created in favor of the Internal Revenue Service on April 8, 2002 with respect to Career as set forth on Schedule 1 attached hereto ("Federal Tax Lien")), in certain property
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of the Debtors to secure the prompt  payment,  performance and discharge in full of all of the Company's obligations under the Debentures and agreements entered into in connection therewith.

         NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1.     Certain  Definitions.  As used in this Agreement,  the following
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terms shall have the  meanings  set forth in this  Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as "general intangibles" and "proceeds") shall have the respective meanings given such terms in Article 9 of the UCC.

                (a) "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York or Texas generally are authorized or required by law or other government actions to close.




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                (b)   "Collateral"  means the  collateral  in which the  Secured
Parties are granted a security interest by this Agreement and which shall include the following, whether presently owned or existing or hereafter acquired or coming into existence, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:

                      (i) All Goods of the Debtors, including, without limitations, all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefore, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with the Debtors' businesses and all improvements thereto (collectively, the "Equipment"); and

                      (ii)   All Inventory of the Debtors; and

                      (iii) All of the Debtors' contract rights and general intangibles, including, without limitation, all partnership interests, stock or other securities, licenses, distribution and other agreements, computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, deposit accounts, and income tax refunds (collectively, the "General Intangibles"); and

                      (iv) All Receivables of the Debtors including all insurance proceeds, and rights to refunds or indemnification whatsoever owing, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each Receivable, including any right of stoppage in transit; and

                      (v) All of the Debtors' documents, instruments and chattel paper, files, records, books of account, business papers, computer programs and the products and proceeds of all of the foregoing Collateral set forth in clauses
                      (i)-(iv) above.

                (c) "Obligations" means all of the Debtors' obligations under this Agreement, the Debentures, the Registration Rights Agreement (as defined in the Purchase Agreement) and the Purchase Agreement, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.


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

                (d) "UCC" means the Uniform Commercial Code and/or any other applicable law of each jurisdiction in which any Debtor is incorporated or organized (including, without limitation the State of Delaware, and the State of Texas) and any jurisdiction as to any Collateral located therein.

         2.     Grant of Security  Interest.  As an  inducement  for the Secured
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Parties  to  purchase  the  Debentures  and to secure  the  complete  and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, each Debtor hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Parties, a continuing security interest in, a lien upon and a right of set-off against all of the Debtors' right, title and interest of whatsoever kind and nature in and to the Collateral (the "Security Interest") senior to all liens and encumbrances of the Debtors other than Federal Tax Lien and pari passu with the security interest granted by the Company to the Initial Secured Parties pursuant to the Initial Security Agreements (the "Initial Priority Interest").

         3.     Representations,  Warranties,  Covenants  and  Agreements of the
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Debtors.  Each Debtor represents and warrants to, and covenants and agrees with,
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the Secured Parties as follows:

                (a)   Each  Debtor  has  the  requisite   corporate   power  and
authority to enter into this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Debtor of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of such Debtor and no further action is required by such Debtors.

                (b) Each Debtor represents and warrants that it has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto;

                (c) Each Debtor is the sole owner of the Collateral (except for non-exclusive licenses granted by the Debtors in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, other than the Initial Priority Interest (which is pari passu with the Security Interest created hereunder) and the Federal Tax Lien, and is fully authorized to grant the Security Interest in and to pledge the Collateral. No consent is required to enter into this Agreement or issue the Debentures or to create the Security Interest hereunder that has not been received. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement or similar instrument, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Parties pursuant to this Agreement or with respect to the Federal Tax Lien or the Initial Priority Interest) covering or affecting any of the Collateral. So long as this Agreement shall be in effect, the Debtors shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement or with respect to the Initial Priority Interest).


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

                (d) No part of the Collateral has been judged invalid or unenforceable. No written claim has been received that any Collateral or the Debtors' use of any Collateral violates the rights of any third party. There has been no adverse decision to the Debtors' claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Debtors' right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Debtors, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

                (e) Each of the Debtors shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached
                                                             ----------
hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to each Secured Party at least 30 days prior to such relocation: (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of each Secured Party valid, perfected and continuing liens in the Collateral pari passu with the Initial Priority Interest and subordinate only to the Federal Tax Lien.

                (f) This Agreement creates in favor of each Secured Party a valid security interest in the Collateral securing the payment and performance of the Obligations and, upon making the filings described in the immediately following sentence, a perfected security interest in such Collateral pari passu with the Initial Priority Interest subordinate only to the Federal Tax Lien. The Security Interest is senior to all liens and encumbrances (except for the Federal Tax Lien) and is pari passu with the Initial Priority Interest. Except for the filing of financing statements on Form-1 under the UCC with the jurisdictions indicated on Schedule B, attached hereto, no authorization or
                            ----------
approval of or filing with or notice to any governmental authority or regulatory body is required either: (i) for the grant by the Debtors of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by each Debtor or (ii) for the perfection of or exercise by each Secured Party of its rights and remedies hereunder.

                (g) On the date of execution of this Agreement, the Debtors will deliver to the Secured Parties one or more executed UCC financing statements on Form-1 with respect to the Security Interest for filing with the jurisdictions indicated on Schedule B, attached hereto and in such other
                              -----------
jurisdictions as may be requested by any Secured Party in compliance with applicable law.

                (h) The execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which the Debtors are a party or by which any of the Debtors are bound. No consent (including, without limitation, from stock holders or creditors of the Debtors) is required for the Debtors to enter into and perform its obligations hereunder.


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

                (i) Each Debtor shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected senior liens and security interests in the Collateral in favor of the Secured Parties
(subordinate only to the Federal Tax Lien and pari passu with the Initial Priority Interest) until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 11. Each Debtor hereby agrees to defend the same against any and all persons. Each Debtor shall safeguard and protect all Collateral for the account of the Secured Parties. At the request of a Secured Party, each Debtor will sign and deliver to the Secured Party at any time or from time to time one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to such Secured Party and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by a Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Debtors shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Debtors shall obtain and furnish to each Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

                (j) The Debtors will not transfer, pledge, hypothecate, encumber, license (except for non-exclusive licenses granted by the Debtors in the ordinary course of business), sell or otherwise dispose of any of the Collateral without the prior written consent of each Secured Party.

                (k) Each Debtor shall keep and preserve its Equipment, Inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

                (l) Each Debtor shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on a Secured Party's security interest therein.

                (m) Each Debtor shall promptly execute and deliver to the Secured Parties such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as a Secured Party may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral including, without limitation, the execution and delivery of a separate security agreement with respect to the Debtors' intellectual property ("IP Security Agreement") in which the Secured Parties have been granted a security interest hereunder, substantially in a form acceptable to the Secured Parties, which IP Security Agreement, other than as stated therein, shall be subject to all of the terms and conditions hereof.

                (n) Each Debtor shall permit any Secured Party and its representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by such Secured Party from time to time.


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

                (o) Each Debtor will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

                (p) Each Debtor shall promptly notify each Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by such Debtor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

                (q) All information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of the Debtors with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

         4.     Defaults. The following events shall be "Events of Default:"
                --------

                (a) The occurrence of an Event of Default (as defined in the Debentures) under the Debentures;

                (b) Any representation or warranty of the Debtors in this Agreement shall prove to have been incorrect in any material respect when made; and

                (c) The failure by any Debtor to observe or perform any of its obligations hereunder for ten (10) days after receipt by such Debtor of notice of such failure from a Secured Party.

         5.     Duty To Hold In  Trust.  Upon  the  occurrence  of any  Event of
                ----------------------
Default and at any time thereafter, each Debtor shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Debentures or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Parties for application to the satisfaction of the Obligations.

         6.     Rights and Remedies Upon Default.  Upon  occurrence of any Event
                --------------------------------
of Default and at any time thereafter, each Secured Party shall have the right to exercise all of the remedies conferred hereunder and under the Debentures, and each Secured Party shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located). Without limitation, each Secured Party shall have the following rights and powers:

                (a) Each Secured Party shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and each Debtor shall assemble the Collateral and make it available to such Secured Party at places which such Secured Party shall reasonably select, whether at such Debtor's premises or elsewhere, and make available to such Secured Party, without rent, all of the Debtor's respective premises and facilities for the purpose of such Secured Party taking possession of, removing or putting the Collateral in saleable or disposable form.


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

                (b) Each Secured Party shall have the right to operate the business of the Debtors using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as such Secured Party may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Debtors or right of redemption of the Debtors, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, each Secured Party may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Debtors, which are hereby waived and released.

         7.     Applications of Proceeds.  The proceeds of any such sale,  lease
                ------------------------
or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by any Secured Party in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which such Secured Party shall pay to the Debtors any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which any Secured Party is legally entitled, the Debtors will be liable for the deficiency, together with interest thereon, at the rate of 15% per annum (the "Default Rate"), and the reasonable fees of any attorneys employed by such Secured Party to collect such deficiency. To the extent permitted by applicable law, each Debtor waives all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of such Secured Party.

         8.     Costs and Expenses.  Each Debtor agrees to pay all out-of-pocket
                ------------------
fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by a Secured Party. Each Debtor shall also pay all other claims and charges which in the reasonable opinion of a Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. Each Debtor will also, upon demand, pay to a Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which such Secured Party may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Parties under the Debentures. Until so paid, any fees payable hereunder shall be added to the principal amount of the Debentures and shall bear interest at the Default Rate.


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

         9.     Responsibility   for   Collateral.   Each  Debtor   assumes  all
                ---------------------------------
liabilities and responsibility in connection with all Collateral, and the obligations of the Debtors hereunder or under the Debentures shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

         10.    Security  Interest  Absolute.  All rights of the Secured Parties
                ----------------------------
and all Obligations of the Debtors hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Debentures or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Debentures or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Parties to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Debtors, or a discharge of all or any part of the Security
Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. Each Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, the Debtors' obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. Each Debtor waives all right to require the Secured Parties to proceed against any other person or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy. Each Debtor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

         11.    Term of  Agreement.  This  Agreement  and the Security  Interest
                ------------------
shall terminate on the date on which all Obligations have been paid, fulfilled and discharged in full. Upon such termination, the Secured Parties, at the request and at the expense of the Debtors, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

         12.    Power  of  Attorney;   Further   Assurances.   (a)  Each  Debtor
                -------------------------------------------
authorizes each Secured Party, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as such Debtor's true and lawful attorney-in-fact, with power, in its own name or in the name of such Debtor, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of a Secured Party; (ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Parties, and at the Debtors' expense, at any time, or from time to time, all acts and things which the Secured Parties deem necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement and the Debentures, all as fully and effectually as the Debtors might or could do; and the Debtors hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

                (b) On a continuing basis, each Debtor will make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule B, attached hereto, all such instruments,
                            ----------
and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by a Secured Party, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to a Secured Party the grant or perfection of a security interest in all the Collateral.

                (c) Each Debtor hereby irrevocably appoints each Secured Party as such Debtor's attorney-in-fact, with full authority in the place and stead of such Debtor and in the name of such Debtor, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which such Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Debtors where permitted by law.

         13.    Notices.   Any  and  all  notices  or  other  communications  or
                -------
deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 6:30 p.m. (New York City time) on any Business Day, (c) the Business following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         14.    Other  Security.  To the extent that the  Obligations are now or
                ---------------
hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then each Secured Party shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of such Secured Party's rights and remedies hereunder.

         15.    Actions by a Secured  Party.  Any action  required or  permitted
                ---------------------------
hereunder to be taken by or on behalf of the Secured Parties signatory hereto shall, for such action to be valid, require the approval of the Two Thirds-in-Interest prior to the taking of such action. If the consent, approval or disapproval of the secured parties signatory hereto is required or permitted pursuant to this Agreement, such consent, approval or disapproval shall only be valid if given by the Two Thirds-in-Interest.

         16.    Miscellaneous.
                -------------

                (a) No course of dealing between the Debtors and the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder or under the Debentures shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                (b) All of the rights and remedies of the Secured Parties with respect to the Collateral, whether established hereby or by the Debentures or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

                (c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto.
Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

                (d) In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

                (e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

                (f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

                (g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

                (h) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

                (i) EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY HAS KNOWINGLY AND VOLUNTARILY WAIVES ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION. THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF A LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                (j) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.


                              * * * * * * * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

                                ACHIEVEMENT TEC HOLDINGS, INC.

                                By:_____________________________________
                                Name: Milton Cotter
                                Title: Chief Executive Officer

                                Address for Notice:

                                2100 N. Highway 360
                                Suite 400B
                                Grand Prairie, Texas 75050
                                Facsimile No.: (972) 641-5494
                                Phone No.: (972) 641-5697
                                Attn: Chief Executive Officer

                                With a copy to:

                                Frederick C. Summers, III
                                8235 Douglas Avenue, Suite 1111
                                Dallas, Texas 75225
                                Facsimile No.: (214) 750-3650
                                Phone No.:  (214) 750-0992

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.


                                ACHIEVEMENT TEC, INC.

                                By:____________________________________
                                Name: Milton Cotter
                                Title: President

                                Address for Notice:

                                2100 N. Highway 360
                                Suite 400B
                                Grand Prairie, Texas 75050
                                Facsimile No.: (972) 641-5494
                                Phone No.: (972) 641-5697
                                Attn: Chief Executive Officer

                                With a copy to:

                                Frederick C. Summers, III
                                8235 Douglas Avenue, Suite 1111
                                Dallas, Texas 75225
                                Facsimile No.: (214) 750-3650
                                Phone No.:  (214) 750-0992

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

                              CAREER DIRECTION, INC.

                              By:___________________________________
                              Name: Milton S. Cotter
                              Title: Vice President

                              Address for Notice:

                              2100 N. Highway 360
                              Suite 400B
                              Grand Prairie, TX 75050

                              With a copy to:

                              Frederick C. Summers, III
                              8235 Douglas Avenue, Suite 1111
                              Dallas, Texas 75225
                              Facsimile No.: (214) 750-3650
                              Phone No.:  (214) 750-0992

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.


                        NEW MILLENNIUM CAPITAL PARTNERS II, LLC
                        By: First Street Manager II, LLC
                        Its Investment Manger

                        By:_____________________________________
                        Name: Corey S. Ribotsky
                        Title: Manager

                        Address for Notice:

                        New Millennium Capital Partners II, LLC
                        155 First Street
                        Suite B
                        Mineola, New York 11501
                        Facsimile No.: (516) 739-7115
                        Attn: Corey Ribotsky

                        With a copy to:

                        Robinson Silverman Pearce Aronsohn &
                                Berman LLP
                        1290 Avenue of the Americas
                        New York, NY  10104
                        Facsimile No.:  (212) 541-4630 or (212) 541-1432
                        Attn: Eric L. Cohen, Esq.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.



                          AJW PARTNERS, LLC
                          By: SMS Group, LLC
                          Its Investment Manger

                          By:_____________________________________
                          Name: Corey S. Ribotsky
                          Title: Manager

                          Address for Notice:

                          AJW Partners, LLC
                          155 First Street
                          Suite B
                          Mineola, New York 11501
                          Facsimile No.: (516) 739-7115
                          Attn: Corey S. Ribotsky

                          With a copy to:

                          Robinson Silverman Pearce Aronsohn &
                            Berman LLP
                          1290 Avenue of the Americas
                          New York, NY  10104
                          Facsimile No.:  (212) 541-4630 or (212) 541-1432
                          Attn: Eric L. Cohen, Esq.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

                           AJW/NEW MILLENNIUM OFFSHORE LTD
                           By: SMS Group, LLC
                           Its Investment Manger

                           By:_____________________________________
                           Name: Corey S. Ribotsky
                           Title: Manager

                           Address for Notice:

                           AJW/New Millennium Offshore Ltd.
                           155 First Street
                           Suite B
                           Mineola, New York 11501
                           Facsimile No.: (516) 739-7115
                           Attn: Corey Ribotsky

                           With a copy to:

                           Robinson Silverman Pearce Aronsohn &
                             Berman LLP
                           1290 Avenue of the Americas
                           New York, NY  10104
                           Facsimile No.:  (212) 541-4630 or (212) 541-1432
                           Attn: Eric L. Cohen, Esq.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

                             PEGASUS CAPITAL PARTNERS, LLC
                             By: SMS Group, LLC
                             Its Investment Manger

                             By:_____________________________________
                             Name: Corey S. Ribotsky
                             Title: Manager

                             Address for Notice:

                             Pegasus Capital Partners, LLC
                             155 First Street
                             Suite B
                             Mineola, New York 11501
                             Facsimile No.: (516) 739-7115
                             Attn: Corey Ribotsky

                             With a copy to:

                             Robinson Silverman Pearce Aronsohn &
                               Berman LLP
                             1290 Avenue of the Americas
                             New York, NY  10104
                             Facsimile No.:  (212) 541-4630 or (212) 541-1432
                             Attn: Eric L. Cohen, Esq.

                                   SCHEDULE A
                                   ----------





 Principal Place of Business of the Debtors:
 ------------------------------------------



 Locations Where Collateral is Located or Stored:
 -----------------------------------------------



 List of subsidiaries of the Debtors:
 -----------------------------------

                                   SCHEDULE B
                                   ----------




 Jurisdictions:
 -------------